SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): February 25, 2000



                          Spanlink Communications, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


         0-28138                                           41-1618845
(Commission File Number)                 (I.R.S. Employer Identification Number)


                             7125 Northland Terrace
                          Minneapolis, Minnesota 55428
               (Address of Principal Executive Offices) (Zip Code)


                                  612-971-2000
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.

         On February 25, 2000, Spanlink Communications, Inc. (the "Company") issued a press release. The full text of the press release is set forth in
Exhibit 99 attached hereto and incorporated in this Report as if fully set forth herein.


Item 7.    Financial Statements and Exhibits.

         (a)      Financial statements:  None.

         (b)      Pro forma financial information:  None.

         (c)      Exhibits:

                  Exhibit 99.       Press release dated February 25, 2000.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 25, 2000

                                         SPANLINK COMMUNICATIONS, INC.



                                         By    /s/ Timothy E. Briggs
                                          Timothy E. Briggs, Vice President and
                                          Chief Financial Officer